SECURITIES AND EXCHANGE COMMISSION

              WASHINGTON, D.C.  20549

          ______________________________

                     FORM 8-K

                  CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15(d)
      OF THE SECURITIES EXCHANGE ACT OF 1934

       ____________________________________



Date of report (Date of earliest event reported): April 9,
1997


            CARDIAC SCIENCE, INC.
(Exact Name of Registrant as Specified in Charter)



       Delaware                                    0-19567
                 33-0465681
(State or Other Juris-                     (Commission File
No.)             (IRS Employer
diction of Incorporation)
                  Identification No.)


8 Hammond Drive, Suite 111, Irvine, CA
        92618
(Address of Principal Executive Offices)
    (Zip Code)


Registrant's telephone number, including area code:
(714) 587-0357


                                                                N/A
(Former Name or Former Address, if Changed Since
Last Report.)

ITEM 2.          Acquisition or Disposition of Assets.


        On April 11, 1997, Cardiac Science, Inc. (the
"Company") acquired from Raymond Cohen, the President and Chief Executive Officer of the Company
("Cohen"), Innovative Physicians Services, Inc. d/b/a
Diagnostic Monitoring ("IPS"), a Nevada corporation engaged in the sale of medical diagnostic equipment, particularly Holter technology, through a network of domestic and international distributors.

        The acquisition was effected pursuant to an Agreement and Plan of Merger (a copy of which is attached hereto as Exhibit A, the "Merger Agreement"), dated April 9, 1997, by and among the Company, Cohen, IPS, and CSI Merging Corporation, a newly-formed, wholly-owned subsidiary of the Company ("Merging
Corp.), pursuant to which (a) Merging Corp. was merged with and into IPS (the "Merger"), with IPS being the surviving corporation (the "Surviving Corporation"), and
(b) IPS became a wholly-owned subsidiary of the Company by virtue of (i) the Merger, (ii) the conversion of the issued and outstanding shares of common stock of Merging Corp. into shares of common stock of the Surviving Corporation, and (iii) the conversion of the issued and outstanding shares of common stock of IPS into 5,714.285 shares of the Company's Series A
Convertible Preferred Stock (the "Series A Preferred
Stock") plus a non-interest bearing promissory note (a copy of which is attached hereto as Exhibit B, the "Promissory Note") in the principal amount of $100,000, payable in eighteen (18) equal consecutive monthly installments commencing upon the earlier of April 9, 1999 or the completion of an equity financing by the Company of not less than $2,000,000 of gross proceeds.


        Each share of Series A Preferred Stock (i) is entitled to 1,000 votes per share; (ii) is convertible into 1,000 shares of the Company's common stock, par value
$0.001 per share (the "Common Stock"), at any time, and from time to time, at the holder's option, without the payment of any additional consideration; (iii) has a preference on liquidation or dissolution of $175.00 per share; (iv) entitles the holder thereof to demand redemption of the Series A Preferred Stock by the Company after two years from the date of issuance, at a price of $175.00 per share of Series A Preferred Stock, if there are an insufficient number of authorized but unissued shares of Common Stock to allow the Series A
Preferred Stock to be converted into shares of Common
Stock; and (v) automatically shall convert into 1,000 shares of Common Stock (subject to adjustment for any reverse stock split, etc.) upon there being a sufficient number of authorized but unissued shares of Common
Stock to allow such conversion. A complete description and terms of the Series A Preferred Stock are set forth in the Certificate of Designation filed with the State of Delaware on April 1, 1997, a copy of which is attached hereto as Exhibit C.

ITEM 7.          Financial Statements, Pro Forma Financial
Information and Exhibits


        (a)      Financial Statements of Businesses Acquired

                 Audited financial statements of IPS will be filed with the Securities and Exchange
        Commission (the "SEC") by amendment on Form
        8-K/A on or before June 23, 1997.

        (b)      Pro Forma Financial Information

                 Pro forma financial statements will be filed with the SEC by amendment on Form 8-K/A on or before June 23, 1997.

        (c)      Exhibits

                 A.       Agreement and Plan of Merger,
dated April 9, 1997, by and among the Company,                Cohen,
IPS and the Merging Corp.

                 B.       Form of Promissory Note, dated
April 9, 1997.

                 C        Certificate of Designation for Series
A Preferred Stock

                             Signatures:

        Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





CARDIAC SCIENCE, INC.



By: /s/ Raymond W. Cohen
     Raymond W. Cohen, President and Chief Executive
     Officer

Date:  April 14, 1997

Exhibit A

                    AGREEMENT AND PLAN OF MERGER

        AGREEMENT AND PLAN OF MERGER, dated
April 9, 1997 (the "Agreement") by and among CARDIAC
SCIENCE, INC., a Delaware corporation, having its principal place of business located at 8 Hammond Drive, Irvine, California 92718 ("CSI"), CSI MERGING
CORPORATION, a Nevada corporation having its principal place of business located at 8 Hammond Drive, Irvine, California 92718 (the "Merger Subsidiary"),
INNOVATIVE PHYSICIANS SERVICES, INC. d/b/a
DIAGNOSTIC MONITORING, a Nevada corporation, having its principal place of business located at 2101 E.
Fourth Street, Building B, Suite 270, Santa Ana, California
92705 ("IPS"), and RAYMOND W. COHEN, residing at
1026 Timberline Lane, Cowan Heights, California 92708
("Cohen").

                        W I T N E S S E T H :

        WHEREAS, the Board of Directors of each of CSI and IPS has determined that it is desirable and in the best interests of their respective corporations and stockholders for CSI to acquire IPS; and

        WHEREAS, to effectuate the acquisition CSI has caused to be formed the Merger Subsidiary as a wholly-owned subsidiary of CSI; and

        WHEREAS, upon the terms and subject to the conditions hereinafter set forth, the Merger Subsidiary shall be merged with and into IPS (the "Merger") which (a) shall be the surviving corporation, and (b) shall become a wholly-owned subsidiary of CSI by virtue of (i) the Merger, (ii) the conversion of the issued and outstanding shares of common stock of the Merger Subsidiary into shares of common stock of the Surviving Corporation (as hereinafter defined), and (iii) the conversion of the issued and outstanding shares of common stock of IPS into shares of Series A Convertible Preferred Stock of CSI (the "Series
A Preferred Stock") and a promissory note; and

        WHEREAS, it is intended that the Merger shall qualify as a reorganization within the meaning of Section
368(a) of the Internal Revenue Code of 1986 (the "Code") and that this Agreement shall constitute a "plan of reorganization;"

        NOW, THEREFORE, in consideration of the
premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

                              ARTICLE I

            REPRESENTATIONS AND WARRANTIES OF CSI AND THE
MERGER SUBSIDIARY

        CSI and the Merger Subsidiary hereby jointly and severally represent and warrant to IPS as follows:

        1.1 Corporate Organization; Good Standing; Requisite Authority to Conduct Business; Qualification in Foreign Jurisdictions; Certificates of Incorporation and By-Laws. Each of CSI and the Merger Subsidiary is a corporation duly organized and validly existing under the laws of the state of its incorporation and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as the same is now being conducted. CSI is not in good standing in the State of Delaware, and is attempting to attain good status by remedying outstanding deficiencies. The Merger Subsidary is in good standing in its state of incorporation. Each of CSI and the Merger Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of its properties or the nature of its activities make such qualification necessary, except where the failure to be so qualified and in good standing would not have a material adverse effect on its business, operations, financial condition, assets, liabilities, prospects, or regulatory status ("Material Adverse Effect"). A copy of the Certificate of Incorporation and By-Laws, each as amended to date, of each of CSI and the Merger Subsidiary which have heretofore been delivered to IPS are complete, true and correct and are in full force and effect.

        1.2 Capitalization. The authorized capital stock of CSI consists of (a) 40,000,000 shares of common stock, par value $.001 per share, ("CSI Common Stock"), of which 37,471,177 shares are issued and outstanding, and 1,666,667 shares are subscribed for and to be issued to Technology Funding, Inc., and (b) 1,000,000 shares of preferred stock, par value $.001 per share, none of which are issued and outstanding, and of which 5,714.285 shares are designated as Series A Convertible Preferred Stock and have the rights and preferences set forth on Exhibit A attached hereto. The authorized capital stock of the Merger Subsidiary consists of 200 shares of common stock, without par value, of which one share is issued and outstanding. Except as set forth on Schedule 1.2 attached hereto, there are no outstanding subscriptions, options, warrants, calls, commitments, agreements or rights of any kind or nature in respect of the authorized but unissued shares of capital stock of CSI and none of such shares are reserved for issuance for any purpose.

        1.3 Authority Relative to and Validity of this Agreement. Each of CSI and the Merger Subsidiary has the necessary corporate power and authority to execute and deliver this Agreement and to assume and perform all of its obligations hereunder. The execution and delivery of this Agreement and the performance by each of CSI and the Merger Subsidiary of its obligations hereunder have been duly authorized by its Board of Directors. Additionally, CSI, as the sole stockholder of the Merger Subsidiary, has authorized the execution and delivery of this Agreement and the performance by the Merger Subsidiary of its obligations hereunder. There are no corporate, contractual, statutory or other restrictions of any kind upon the power and authority of CSI or the Merger Subsidiary to execute and deliver this Agreement and to consummate the transactions contemplated hereunder, and no action, waiver or consent by any foreign, federal, state, municipal or other governmental department, commission or agency ("Governmental Authority") is necessary to make this Agreement a valid instrument binding upon CSI and the Merger Subsidiary in accordance with its terms. This Agreement has been duly executed and delivered by each of CSI and the Merger Subsidiary and constitutes a legal, valid and binding obligation which is enforceable against CSI and the Merger Subsidiary in accordance with its terms (except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by the principles governing the availability of equitable remedies).

        1.4 Required Filings and Consents; No Conflict. Except for applicable requirements of the Securities and Exchange Act of 1934, as amended, (the "Exchange Act"), the Securities Act of 1933, as amended, (the "Securities Act"), and applicable state securities laws, and the filing and recordation of appropriate merger or other documents as required by the Nevada Revised Statutes ("Nevada
Law"), neither CSI nor the Merger Subsidiary is required to submit any notice, report or other filing with any Governmental Authority in connection with the execution, delivery or performance of this Agreement. The execution and delivery of this Agreement and consummation of the transactions contemplated herein do not and will not (i) conflict with or violate any law, regulation, judgment, order or decree binding upon CSI or the Merger Subsidiary or the provisions of their respective Certificates (or Articles) of Incorporation or By-laws, or (ii) conflict with or result in a breach of any condition or provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or result in the creation or imposition of any lien or charge upon any of the properties or assets of CSI or the Merger Subsidiary pursuant to, any contract, agreement, permit, license, franchise or other instrument to which CSI or the Merger Subsidiary is a party or which is or purports to be binding upon CSI or the Merger Subsidiary or any of their property; nor will the same result in the loss of any license, legal privilege or legal right enjoyed or possessed by CSI or the Merger Subsidiary.

        1.5      Securities and Exchange Commission
Filings; Financial Statements.

                 (a) CSI has filed all forms, reports and documents required to be filed with the Securities and Exchange Commission ("SEC") (although an extension on
Form 12b-25 has been filed with respect to CSI's Annual
Report on Form 10-K for the year ended December 31,
1996) and has heretofore delivered to IPS true and complete copies (without exhibits) of (i) its Annual Report on Form 10-K for the year ended December 31, 1995, and
(ii) its Quarterly Report on Form 10-Q for each of the quarters ended March 31, 1996, June 30, 1996 and
September 30, 1996 (collectively, "CSI's SEC Reports").
CSI's SEC Reports (x) were prepared in accordance with the requirements of the Exchange Act, and (y) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In addition, CSI has delivered to IPS a draft copy of CSI's financial statements for the fiscal year ended December 31, 1996 (the "Current Financial Statements").

                 (b)      The financial statements contained in
CSI's SEC Reports and the Current Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position of CSI as at the respective dates thereof and the results of operations of CSI for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount. Since the date of the Current
Financial Statements there has not been any material adverse change in the financial condition of CSI.

        1.6 Litigation; Claims; Investigations. There are no suits, actions, or claims, or any investigations or inquiries, by any administrative agency or governmental body, or legal, administrative or arbitration proceedings pending or, to the best knowledge of CSI, threatened against CSI or the Merger Subsidiary or to which CSI or the Merger Subsidiary is or, in the case of threatened proceedings, might become a party and which if decided adversely to CSI or the Merger Subsidiary would have a Material Adverse Effect, and CSI does not know or have any grounds to know of any basis or grounds for any such suit, action, claim, investigation, inquiry or proceeding. There is no outstanding order, writ, judgment, injunction or decree of any court, administrative agency or governmental body or arbitration tribunal against or affecting CSI or the Merger Subsidiary or any of the properties, rights, assets or business of CSI or the Merger Subsidiary.

                             ARTICLE II

              REPRESENTATIONS AND WARRANTIES OF IPS AND
COHEN

        IPS and Cohen hereby jointly and severally represents and warrants to CSI and the Merger Subsidiary, as follows:

        2.1      Subsidiaries.  IPS has one subsidiary,
Spirosoft Northamerica, Inc. (the "Subsidiary"), a Nevada corporation, of which it owns all of the issued and outstanding shares of capital stock.

        2.2 Corporate Organization; Good Standing; Requisite Authority to Conduct Business; Qualification in Foreign Jurisdictions; Certificates of Incorporation and By-Laws. Each of IPS and the Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as the same is now being conducted. Each of IPS and the Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of its properties or the nature of its activities make such qualification necessary, except where the failure to be so qualified and in good standing would not have a Material Adverse Effect. Each jurisdiction in which IPS or the Subsidiary is qualified to do business as a foreign corporation is listed on Schedule 2.2 attached hereto. A copy of the Articles of Incorporation and By-Laws, each as amended to date, of each of IPS and the Subsidiary which have heretofore been delivered to CSI are complete, true and correct and in full force and effect. Neither IPS nor the Subsidiary is in violation of any of the provisions of its Articles of Incorporation or By-Laws.

        2.3 Capitalization. The authorized capital stock of IPS consists of (a) 2,500 shares of common stock, without par value ("IPS Common Stock"), of which 100 shares are issued and outstanding. No shares of IPS capital stock are held in the treasury of IPS. All of the outstanding shares of capital stock of the Subsidiary are owned directly by IPS free and clear of any liens, security interests, pledges, agreements, claims, charges or encumbrances of any nature whatsoever (collectively, "Encumbrances"). The IPS Common Stock and the capital stock of the Subsidiary are duly authorized and have been duly and validly issued and are fully paid and non-assessable and free of pre-emptive rights. Except as set forth in Schedule 2.3 attached hereto, there are no outstanding subscriptions, options, warrants, calls, commitments, agreements or rights of any kind or nature in respect of the authorized but unissued shares of capital stock of IPS or the Subsidiary and none of such shares are reserved for issuance for any purpose.

        2.4 Authority Relative to and Validity of this Agreement. IPS has the requisite corporate power and authority to execute and deliver this Agreement and to assume and perform all of its obligations hereunder. The execution and delivery of this Agreement and the performance by IPS of its obligations hereunder have been duly authorized by its Board of Directors and stockholders. There are no corporate, contractual, statutory or other restrictions of any kind upon the power and authority of IPS to execute and deliver this Agreement and to consummate the transactions contemplated hereunder, and no action, waiver or consent by any Governmental
Authority is necessary to make this Agreement a valid instrument binding upon IPS in accordance with its terms. This Agreement has been duly executed and delivered by IPS and constitutes a legal, valid and binding obligation of IPS enforceable against it in accordance with its terms (except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by the principles governing the availability of equitable remedies).

        2.5 Required Filings and Consents; No Conflict. Except for filing and recordation of appropriate merger or other documents as required by Nevada Law, IPS is not required to submit any notice, report or other filing with any Governmental Authority in connection with the execution, delivery or performance of this Agreement.
Except as set forth in Schedule 2.5 hereto, the execution and delivery of this Agreement and the consummation of the transactions contemplated herein do not and will not (i) conflict with or violate any law, regulation, judgment, order or decree binding upon IPS or the Subsidiary or the provisions of their respective Articles of Incorporation or By-laws, or (ii) conflict with or result in a breach of any condition or provision of, or constitute a default (or an event which with notice or lapse or time or both would become a default) under, or result in the creation or imposition of any lien or charge upon any properties or assets of IPS or the Subsidiary pursuant to, any contract, agreement, permit, license, franchise or other instrument to which IPS or the Subsidiary is a party or which is or purports to be binding upon IPS or the Subsidiary or any of their property; nor will the same result in the loss of any license, legal privilege or legal right enjoyed or possessed by IPS or the Subsidiary.

        2.6 Financial Statements. Exhibit B attached hereto contains the unaudited consolidated balance sheet
(the "Balance Sheet") as at December 31, 1996 (the
"Balance Sheet Date") of IPS and the Subsidiary, and the related statement of income for the year then ended. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of IPS and the Subsidiary as at December 31, 1996 and the consolidated results of operations of IPS and the Subsidiary for the year then ended, subject only to normal and recurring year-end adjustments which were not or are not expected to be material in amount. The consolidated financial statements of IPS and the Subsidiary are capable of being audited so as to allow CSI to satisfy its reporting requirements pursuant to the Exchange Act.

        2.7 No Undisclosed Liabilities. Except as set forth in Schedule 2.7 attached hereto, as at the Balance Sheet Date neither IPS nor the Subsidiary had any material debts, liabilities or obligations of any kind, whether accrued, absolute, contingent or other, and whether due or to become due, and there is no basis for the assertion against IPS or the Subsidiary of any such debt, liability or obligation. The liabilities reflected on the Balance Sheet are bona fide liabilities which arose in the ordinary course of business.

        2.8 Absence of Certain Changes and Events. Except as set forth in Schedule 2.8 attached hereto, since the Balance Sheet Date there has not been, with respect to either IPS or the Subsidiary, (i) any material adverse change in its business, operations, financial condition, assets, liabilities, prospects or regulatory status; (ii) any strike, picketing, work slowdown or labor disturbance; (iii) any damage, destruction or loss (whether or not covered by insurance) with respect to any assets or properties; (iv) any redemption or other acquisition of IPS Common Stock or the capital stock of the Subsidiary or any declaration or payment of any dividend or other distribution in cash, stock or property with respect thereto; (v) any entry into any material commitment or transaction (including, without limitation, any borrowing or capital expenditure) other than in the ordinary course of business or as contemplated by this Agreement; (vi) any transfer of, or rights granted under, any material leases, licenses, agreements, patents, trademarks, trade names, or copyrights other than those transferred or granted in the ordinary course of business and consistent with past practice; (vii) any mortgage, pledge, security interest or imposition of any Encumbrance on any assets or properties; any payment of debts, liabilities or obligations ("Liabilities") of any kind other than Liabilities currently due; any cancellation of any debts or claims or forgiveness of amounts owed to either IPS or any of the Subsidiaries; any incurrence of any Liabilities of any nature, whether accrued, contingent or otherwise, which would have, individually or in the aggregate, a Material Adverse Effect; (viii) any new employment or consulting agreements entered into, any wages increased or bonuses paid, or any additional benefit agreement entered into or benefit plan adopted; or (ix) any change in accounting principles or methods except insofar as may have been required by a change in generally accepted accounting principles. Since the Balance Sheet Date, each of IPS and the Subsidiary has conducted its business only in the ordinary course and in a manner consistent with past practice and has not made any material change in the conduct of its business or operations.

        2.9      Trademarks, Patents and Copyrights.
Schedule 2.9 attached hereto sets forth all patents, patent rights, trade names, trademarks, trademark rights, service marks, copyrights, proprietary rights, licenses and permits (collectively "Rights") owned or possessed by IPS and/or the Subsidiary. The use of the Rights by IPS and/or the Subsidiary does not and will not conflict with or violate the rights possessed by any other person, firm, company, partnership or corporation; and to the knowledge of IPS, no one is infringing the rights of IPS or the Subsidiary with respect to any such Rights. Except as set forth in Schedule 2.9, IPS and/or the Subsidiary have the sole and exclusive rights to use the Rights referred to in Schedule 2.9.


        2.10     Title to Property.  Except as set forth in
Schedule 2.10 attached hereto, each of IPS and the Subsidiary has good and marketable title, or valid leasehold rights (in the case of leased property), to all real property and all personal property purported to be owned or leased by it or used in the operation of its business, free and clear of all Encumbrances, excluding (i) liens for taxes, fees, levies, imposts, duties or governmental charges of any kind which are not yet delinquent or are being contested in good faith by appropriate proceedings which suspend the collection thereof; (ii) liens for mechanics, materialmen, laborers, employees, suppliers or other liens arising by operation of law for sums which are not yet delinquent or are being contested in good faith by appropriate proceedings; (iii) liens created in the ordinary course of business in connection with the leasing or financing of office, computer and related equipment and supplies; (iv) easements and similar encumbrances ordinarily created for fuller utilization and enjoyment of property; and (v) liens or defects in title or leasehold rights that do not and will not have a Material Adverse Effect.

        2.11     Contracts and Commitments.

                 (a)      Except as set forth on Schedule
2.11(a) attached hereto, neither IPS nor the Subsidiary is a party to any contract or has any commitment, whether written or oral, which is not cancellable upon notice of 30 days or less. Each of the contracts and commitments set forth on Schedule 2.11(a) is valid and existing, in full force and effect and enforceable in accordance with its terms, and there is no default or claim of default against IPS or the Subsidiary or any notice of termination with respect thereof. To the best knowledge of IPS, each of IPS and the Subsidiary has in all material respects complied with all requirements of, and performed all of its obligations under, such contracts and commitments. In addition, no other party to any such contract or commitment is, to the best knowledge of IPS, in default under or breach of any term or provision thereof, and there exists no condition or event which, after notice or lapse of time or both, would constitute a default by any party to any such contract or commitment. To the best knowledge of IPS, there are no events or circumstances which would indicate that any contract or commitment set forth on Schedule 2.11(a) is likely to be terminated, or unlikely to be renewed, within the next twelve (12) months. Copies of all the written documents and a synopsis of all oral contracts and commitments described on Schedule 2.11(a) have heretofore been delivered to CSI and are true and complete and include all amendments and supplements thereto and modifications thereof.

                 (b)      Except as set forth on Schedule
2.11(b) attached hereto, neither IPS nor the Subsidiary is a party to any oral or written (i) agreement with any consultant, executive officer or other key employee the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of the Merger, or
(ii) agreement or plan, including any stock option plan and the like, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of the Merger.

        2.12 Insurance. Schedule 2.12 attached hereto sets forth a list and brief description of all insurance policies maintained by IPS and the Subsidiary on their properties, assets, business and personnel and the premiums payable thereon. IPS and the Subsidiary are not in default with respect to any provision contained in any insurance policy, and have not failed to give any notice or present any claim under any insurance policy in due and timely fashion. Such policies are in full force and effect and the premiums with respect thereto have been paid.

        2.13     Employee Benefit Plans.           Except as set
forth on Schedule 2.13 attached hereto, neither IPS or the Subsidiary has any employee welfare benefit plans, employee pension benefit plans, bonus, stock option, stock purchase, benefit, profit sharing, savings, retirement, disability, insurance, incentive, deferred compensation or other similar fringe or employee benefit plans, programs or arrangements for the benefit of, or relating to, any employee of, or independent contractor or consultant to, IPS or the Subsidiary (collectively, the "Employee Plans").

        2.14     Labor Matters; Personnel.         There are no
controversies or claims pending or
threatened between IPS or the Subsidiary and any of their current or former employees. Schedule 2.14, attached hereto sets forth a list of all officers, directors and employees of IPS and the Subsidiary and their respective rates of compensation (including the portions thereof attributable to bonuses), including any other salary, bonus or other payment arrangement made with any of them.

        2.15 Litigation; Claims; Investigations. Except as set forth in Schedule 2.15 attached hereto, there are no suits, actions or claims, or any investigations or inquiries, by any administrative agency or governmental body, or legal, administrative or arbitration proceedings pending or, to the best knowledge of IPS, threatened against IPS or the Subsidiary or to which IPS or the Subsidiary is or, in the case of threatened proceedings, might become a party and which if decided adversely to IPS or the Subsidiary would have a Material Adverse Effect upon it, and IPS does not know nor has any grounds to know of any basis or grounds for any such suit, action, claim, investigation, inquiry or proceeding. There is no outstanding order, writ, judgment, injunction or decree of any court, administrative agency or governmental body or arbitration tribunal against or affecting IPS or the Subsidiary or any of the properties, rights, assets or business of IPS or the Subsidiary.

        2.16 Governmental Licenses and Permits. Each of IPS and the Subsidiary has all governmental licenses and permits necessary for the lawful conduct of its business and to operate its properties and assets, and such licenses and permits are in full force and effect. Schedule 2.16 attached hereto sets forth all such licenses and permits. Neither IPS nor the Subsidiary has reasonable cause to believe that any violations exist, nor have any been recorded, with respect to any such licenses or permits; and no proceeding is pending or threatened which contemplates the revocation or limitation of any such license or permit and IPS does not know nor have any grounds to know of any basis or grounds for any such revocation or limitation. Each of IPS and the Subsidiary has complied in all material respects with all laws, rules, regulations, ordinances, codes and orders relating to its properties and/or business and to all covenants, terms and conditions upon or under which any of its licenses and permits are held.


        2.17     Compliance With Legislation Regulating
Environmental Quality. There are no toxic wastes or other toxic or hazardous substances or materials being stored or otherwise held in or on any of the facilities of IPS or the Subsidiary, or which have migrated from the facilities, whether contained in ambient air, surface water, groundwater, land surface or subsurface strata. To the best knowledge of IPS, the facilities have been maintained in material compliance with all federal, state and local environmental protection, occupational, health and safety or similar laws, ordinances, restrictions, licenses, and regulations, including but not limited to, the Federal Water
Pollution Control Act (33 U.S.C. Section 1251 et seq.), Resource
Conservation & Recovery Act (42 U.S.C. Section 6901 et seq.),
Safe Drinking Water Act (21 U.S.C. Section 349, 42 U.S.C. Sections 201, 300f), Toxic Substances Control Act (15 U.S.C.
Section 2601 et seq.), Clean Air Act (42 U.S.C. Section 7401 et seq.), Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.) ("CERCLA"), and similar state laws. Neither IPS nor the Subsidiary has disposed or arranged (by contract, agreement or otherwise), within the meaning of Section 107(a)(3) of CERCLA, for the disposal of any material or substance that was generated or used by IPS or the Subsidiary at any off-site location that has been or is listed or proposed for inclusion on the National Priority List promulgated pursuant to CERCLA or any list promulgated by any Governmental Authority for the purpose of identifying sites which pose an imminent danger to health and safety. IPS has delivered to CSI true and complete copies of all environmental studies, reports and analyses made or prepared, to the knowledge of IPS, in the last five years relating to IPS or the Subsidiary.

        2.18 Illegal Payments. Neither IPS nor the Subsidiary, directly or indirectly, has paid or delivered any fee, commission or other sum of money or item or property, however characterized, to any finder, agent, government official or other party, in the United States or any other country, which is in any manner related to the business or operations of IPS or the Subsidiary, which IPS knows or has reason to believe to have been illegal under any federal, state or local laws of the United States or any other country having jurisdiction; and neither IPS nor the Subsidiary has participated, directly or indirectly, in any boycotts or other similar practices affecting any of its actual or potential customers.

        2.19     Tax Matters.

                 (a)      Each of IPS and the Subsidiary,
including any predecessor thereof, has duly and timely filed all tax reports and returns required to be filed by it, including all federal, state, local and foreign tax returns and reports ("Tax Returns"). All such Tax Returns were correct and complete in all material respects when filed. Each of IPS and the Subsidiary has paid in full all taxes (whether or not shown on a Tax Return) required to be paid by it before such payment became delinquent. Each of IPS and the Subsidiary has made adequate provision in conformity with generally accepted accounting principles consistently applied, for the payment of all accrued taxes not yet payable. All taxes which each of IPS and the Subsidiary has been required to collect or withhold have been duly collected or withheld and, to the extent required when due, have been or will be duly and timely paid to the proper taxing authority.

                 (b) The federal, state, local and foreign income tax returns of each of IPS and the Subsidiary has not been examined by the Internal Revenue Service for any period during the past five years. No issue has been raised by the Internal Revenue Service in respect of any such returns. There are no audits, inquiries, investigations or examinations relating to the Tax Returns of IPS or the Subsidiary that are pending or, to the knowledge of IPS, threatened by any Governmental Authority, and there are no claims which have been or may be asserted relating to any of the Tax Returns of IPS or the Subsidiary filed for any year which if determined adversely, would result in the assertion by any Governmental Authority of any material tax deficiency against IPS or the Subsidiary. There have been no waivers or extensions of statutes of limitations by IPS or the Subsidiary.

        2.20 Transactions with Certain Persons. Neither IPS, the Subsidiary or any officer, director or, to the knowledge of IPS, any employee of IPS or the Subsidiary, or any member of any such person's immediate family is presently a party to any material transaction with IPS or the Subsidiary relating to the business of IPS, including, without limitation, any contract, agreement or other arrangement (i) providing for the furnishing of material services by, (ii) providing for the rental of material real or personal property from, or (iii) otherwise requiring material payments to (other than for services as officers, directors or employees of IPS or the Subsidiary), any such person or any corporation, partnership, trust or other entity in which any such person has a substantial interest as a stockholder, officer, director, trustee or partner.

        2.21 Brokers. No broker, finder or investment banker has acted for IPS in connection with this Agreement or the transactions contemplated hereby, and no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of IPS.

        2.22 Adverse Business Conditions. Except as set forth on Schedule 2.22 attached hereto, IPS has no reasonable cause to believe that any condition exists with respect to IPS or the Subsidiary which has, or may have, a Material Adverse Effect.

        2.23 Material Misstatements or Omissions. No representation, warranty or statement made by IPS in this Agreement, or in any certificate or document delivered or to be delivered to CSI pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to be stated in order to make such representation, warranty or statement not misleading. The representations and warranties contained in this Article II shall not be affected or deemed waived by reason of the fact that CSI or any of its representatives should have known that any such representation or warranty is or might be inaccurate in any respect or by any investigation by CSI or its representatives.
                             ARTICLE III

                             THE MERGER
        3.1      The Merger.

                 The Merger shall become effective at the time of filing (the "Effective Time") of a certificate of merger (the "Certificate of Merger") pursuant to Nevada
Law. Such filing shall be effected as promptly as practicable on or after the Closing Date (as defined in Article V hereof).

        3.2      Effects of the Merger.

                 (a)      At the Effective Time the separate
existence of the Merger Subsidiary shall cease and IPS shall continue as the surviving corporation. (IPS and the Merger Subsidiary are hereinafter sometimes referred to as the "Constituent Corporations" and IPS is hereinafter sometimes referred to as the "Surviving Corporation.")

                 (b) On and after the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of Nevada Law. Without limiting the generality of the foregoing, and subject thereto, on and after the Effective Time all property, real, personal and mixed, rights, privileges and powers of each of the Constituent Corporations shall be taken by and deemed to be transferred to and vested in the Surviving Corporation, and all debts, liabilities, obligations and duties of each of the Constituent Corporations shall become the debts, liabilities, obligations and duties of the Surviving Corporation without further act or deed; and all property and every other interest shall be thereafter as effectively the property of the Surviving Corporation as it was of the Constituent Corporations, and the title to any real estate or interest therein whether vested by deed or otherwise, in either of the Constituent Corporations, shall not revert or be in any way impaired by reason of the Merger; provided, however, that all rights of creditors and all liens upon the property of either of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities, obligations and duties of the Constituent Corporations shall thenceforth be attached to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities, obligations and duties had been incurred or contracted by it. Any action or proceeding pending against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place, or the Surviving
Corporation may be substituted in place of either of the Constituent Corporations.

        3.3 Subsequent Actions. If, at any time after the Effective Time, the Surviving Corporation deems it necessary or advisable to obtain any deeds, bills of sale, assignments, and other instruments, or that other action be taken (a) to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of the Constituent Corporations acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger, or (b) to otherwise to carry out this Agreement, then the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of each of the Constituent
Corporations, all such deeds, bills of sale, assignments and other instruments and to take and do, in the name and on behalf of each of the Constituent Corporations or otherwise, all such actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to or under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement.

        3.4      Articles of Incorporation; By-Laws;
Directors and Officers.

                 (a)      At the Effective Time, the Articles of
Incorporation of IPS, as in effect immediately before the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation until thereafter amended as provided by Nevada Law.

                 (b)      The By-Laws of IPS, as in effect
immediately before the Effective Time, shall be the By-
Laws of the Surviving Corporation until thereafter amended as provided by Nevada Law, the Articles of Incorporation of the Surviving Corporation and such By-Laws.

                 (c)      The directors and officers of the
Surviving Corporation at the Effective Time shall be the directors and officers listed on Schedule 3.4 attached hereto, in each case until their successors are duly elected and qualified.

                             ARTICLE IV

CONVERSION OF SECURITIES ON MERGER;
DELIVERY OF MERGER CONSIDERATION;

        4.1      Conversion of Securities on Merger.  At the
Effective Time and by virtue of the Merger:

                 (a)      Each issued and outstanding share of
common stock, without par value, of the Merger
Subsidiary, and all rights in respect thereof, shall be converted into one validly issued, fully paid and nonassessable share of common stock, without par value, of the Surviving Corporation (the "New IPS Shares").

                 (b) Each issued and outstanding share of IPS Common Stock (the "Old IPS Shares"), and all rights in respect thereof, shall be converted into the right to receive 57.14285 shares of Series A Preferred Stock, and a promissory note (the "Note") for $1,000 (collectively, the "Merger Consideration"), which Note shall be due and payable in eighteen equal consecutive monthly installments commencing upon the earlier to occur of (i) the second anniversary date of the Closing Date (as hereinafter defined), or (ii) the completion of an equity financing of CSI of not less than $2,000,000 of gross proceeds.

        4.2      Delivery of Merger Consideration.

                 (a)      The Merger Consideration shall be
paid to the sole stockholder of IPS upon (i) surrender to CSI of all outstanding certificates evidencing the Old IPS Shares, properly endorsed for transfer, and (ii) delivery to CSI of the New IPS Shares.

                 (b)      At the Effective Time, the stock
transfer books of IPS shall be closed and there shall be no further registration of transfers of shares of IPS Common
Stock on the books of IPS.

                 (c)      The certificates representing the
shares of Series A Preferred Stock and any of the shares of CSI Common Stock issuable upon conversion of the Series
A Preferred Stock shall bear a legend in substantially the following form:

                 "The securities represented
                 by this certificate have been
                 acquired for investment and
                 have not been registered
                 pursuant to the Securities act
                 of 1933, as amended, or any
                 applicable state statutes.
                 Such securities may not be
                 sold, transferred, pledged,
                 hypothecated or otherwise
                 disposed of without either an
                 effective registration
                 statement relating to such
                 disposition or an opinion of
                 counsel satisfactory to the
                 Company that the securities
                 may be so disposed of
                 without being registered.

                 (d)      Until so surrendered, each
outstanding certificate for the Old IPS Shares shall be deemed for all purposes to represent only the right to receive the Merger Consideration into which the Old IPS
Shares represented by such certificate has been converted pursuant to the Merger.

                              ARTICLE V

                               CLOSING

        The closing with respect to the Merger (the
"Closing") shall take place at the offices of Breslow &
Walker, LLP, 767 Third Avenue, New York, New York
10017, or at such other place as CSI and IPS shall agree, concurrently with the execution and delivery of the Agreement (the "Closing Date").

                             ARTICLE VI

                          CLOSING DOCUMENTS

        6.1 Documents to be Delivered by IPS and the Merger Subsidiary. At the Closing, IPS and/or the Merger
Subsidiary, as appropriate, shall execute and deliver the Certificate of Merger.

        6.2      Documents to be Delivered by IPS.  At the
Closing, IPS shall deliver to CSI and the Merger
Subsidiary the following, all in form and substance reasonably satisfactory to counsel for CSI and the Merger
Subsidiary:

                 (a)      A certified copy of resolutions duly
adopted by the Board of Directors of IPS authorizing and approving the execution and delivery of this Agreement by IPS and the performance of its obligations hereunder.

                 (b)      A certified copy of resolutions duly
adopted by the sole stockholder of IPS authorizing and approving the execution and delivery of this Agreement by IPS and the performance of its obligations hereunder.

                 (c)      A certificate of the Secretary of State
of the state of incorporation of each of IPS and the Subsidiary, dated within five days of the Closing Date, (i) listing the documents on file, and (ii) certifying as to the good standing in such state of the corporation.

                 (d)      The New IPS Shares.

                 (e)      The Old IPS Shares.

        6.3 Documents to be Delivered by CSI and the Merger Subsidiary. At the Closing each of CSI and the Merger Subsidiary shall deliver to IPS, all in form and substance reasonably satisfactory to counsel for IPS:

                 (a) A certified copy of resolutions duly adopted by the Board of Directors of each of CSI and the Merger Subsidiary authorizing and approving the execution and delivery of this Agreement by such corporation and the performance of its obligations hereunder.

                 (b)      A certified copy of resolutions duly
adopted by CSI, as the sole stockholder of the Merger
Subsidiary, authorizing and approving the execution and delivery of this Agreement by the Merger Subsidiary and the performance of its obligations hereunder.

                 (c)      The Merger Consideration.

                             ARTICLE VII

                        ADDITIONAL COVENANTS

        7.1 Each of IPS, CSI and the Merger Subsidiary covenant and agree to proceed diligently and use its best efforts to take or cause to be taken all actions and to do or cause to be done all things necessary, proper and advisable to consummate the Merger and any other transactions contemplated by this Agreement.

        7.2 CSI covenants and agrees to use its best efforts to cause its Certificate of Incorporation to be amended to (i) increase the authorized number of shares of CSI Common Stock, or (ii) effectuate a reverse split of the outstanding shares of CSI Common Stock, in either case to make available sufficient shares of authorized and unissued shares of CSI Common Stock to allow the Series A
Preferred Stock to be converted into shares of CSI
Common Stock.

                            ARTICLE VIII

                           INDEMNIFICATION

        8.1      Indemnity of IPS and Cohen.  IPS and
Cohen jointly and severally agree to indemnify and hold harmless CSI and Merger Subsidiary and their respective officers and directors from and against, for and in respect of, and shall promptly reimburse them for, any and all claims, losses, costs and expenses (including the cost of any investigation and reasonable attorneys' fees), damages, lawsuits, obligations, deficiencies and liabilities (collectively "Losses") which arise or result from or are related to (a) the inaccuracy or breach of any representation or warranty made by IPS or Cohen herein, or (b) any breach or failure of IPS to perform any of its covenants or agreements set forth herein.

        8.2      Indemnity of CSI and Merger Subsidiary.
CSI and Merger Subsidiary jointly and severally agree to indemnify and hold harmless IPS and its officers and directors from and against, for and in respect of, and shall promptly reimburse them for, any and all Losses which arise or result from or are related to (a) the inaccuracy or breach of any representation or warranty made by CSI or the Merger Subsidiary herein, or (b) any breach or failure of CSI or the Merger Subsidiary to perform any of their respective covenants or agreements set forth herein.

        8.3 Third Party Claims Against CSI or Merger Subsidiary. The obligations and liabilities of IPS and Cohen with respect to Losses resulting from the assertion of liability by third parties against CSI or Merger Subsidiary or any of their officers or directors on account of the matters set forth in Section 8.1(a) and (b) hereof ("Third Party Claim") shall be subject to the following terms and conditions:

                 (a)      CSI or Merger Subsidiary, as the case
may be, shall give IPS and Cohen prompt notice of any such Third Party Claim, and IPS and Cohen will undertake the defense thereof by representatives of its or his own choosing and will consult with CSI during the course thereof (but CSI's or the Merger Subsidiary's omission to so notify IPS and Cohen shall not relieve them from any liability they may have to CSI or the Merger Subsidiary hereunder unless such omission materially prejudices the ability of IPS and Cohen to defend against such Third Party
Claim);

                 (b)      In the event IPS or Cohen, within
fifteen (15) days after receiving written notice from CSI and/or the Merger Subsidiary of any Third Party Claim, shall fail to take reasonable actions to defend, CSI and/or the Merger Subsidiary shall (upon further notice to IPS and Cohen) have the right to undertake the defense, compromise or settlement of such Third Party Claim on behalf of and for the account and risk of IPS and Cohen;
and

                 (c)      Anything herein to the contrary
notwithstanding, (i) if there is a reasonable probability that a Third Party Claim may adversely affect CSI and/or the Merger Subsidiary other than as a result of money damages or other money payments (i.e., seeks injunctive or similar relief against CSI and/or the Merger Subsidiary), CSI and/or the Merger Subsidiary shall make reasonable efforts to give notice thereof to IPS and Cohen and shall have the right, at the reasonable cost and expense of IPS and Cohen, to defend, compromise or settle such Third Party Claim (on such prior notice to IPS and Cohen as may be reasonably possible under the circumstances); and (ii) IPS and Cohen shall not, without CSI's and/or the Merger Subsidiary's prior written consent, which consent shall not be unreasonably withheld, settle or compromise any Third
Party Claim or consent to entry of any judgment in respect thereof, unless (A) IPS or Cohen delivers to CSI and/or the Merger Subsidiary in advance its or his, as the case may be, written agreement in form and substance satisfactory to CSI and/or the Merger Subsidiary which provides that amounts paid and incurred or to be incurred by CSI and/or the Merger Subsidiary in connection with such Third Party Claim shall be paid simultaneously by IPS or Cohen, as the case may be, to CSI and/or the Merger Subsidiary and (B) such settlement, compromise or consent includes, as an unconditional term thereof, the giving by the claimant or the plaintiff to CSI and/or the Merger Subsidiary of a general release from all liability in respect of all Third Party Claims, satisfactory in form and substance to CSI and/or the Merger Subsidiary.

        8.4 Third Party Claims Against IPS. The obligations and liabilities of CSI and/or the Merger Subsidiary with respect to Losses resulting from the assertion of liability by third parties against IPS or any of their officers or directors on account of matters set forth in
Section 8.2(a) and (b) hereof shall be as set forth in Section
8.3 above, except that for purposes of this Section 8.4 all references (a) to CSI and the Merger Subsidiary in Section
8.3 above shall be deemed to be references to IPS and Cohen and (b) to IPS and Cohen in Section 8.3 above shall be deemed to be references to CSI and the Merger
Subsidiary.

        8.5 Cumulative Remedies. Except to the extent that the limitations provided herein apply, the remedies provided herein shall be cumulative and shall not preclude the assertion by any party hereto of any other rights or the seeking of any other remedies against the other parties hereto.

        8.6 Survival of Representations and Warranties. The representations, warranties, covenants and agreements made by the parties in this Agreement, or in any certificate or document furnished pursuant hereto, and the obligation to indemnify hereunder shall survive the Effective Time and the consummation of the transactions contemplated hereby notwithstanding any investigation made by or on behalf of any party.





                             ARTICLE IX

                  TERMINATION, AMENDMENT AND WAIVER

        9.1      Termination.  This Agreement may be
terminated at any time before the Effective Time:

                 (a)      By mutual consent of the Board of
Directors of each of CSI and IPS;

                 (b)      By either CSI or IPS if the Merger
shall not have been consummated by April 30, 1997.

        9.2 Effect of Termination. In the event of a termination of this Agreement as provided in Section 11.1 hereof, this Agreement shall forthwith become void and there shall be no liability on the part of CSI, Merger Subsidiary or IPS or their respective officers or directors, except that nothing herein shall relieve any party from liability for any willful breach hereof.

        9.3      Amendment.  This Agreement may be
amended by the parties hereto by action taken by the Board of Directors of CSI and Merger Subsidiary and the Board of Directors of IPS at any time before the Effective Time.
This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

        9.4 Waiver. At any time before the Effective Time, CSI and Merger Subsidiary, on the one hand, and IPS, on the other hand, may (a) extend the time for the performance of any of the obligations or other acts of the other party hereto, (b) waive any inaccuracies in the representations and warranties of the other party hereto contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions of the other party hereto contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only as against such party and only if set forth in an instrument in writing signed by such party.

                              ARTICLE X

                      MISCELLANEOUS PROVISIONS

        10.1     Notices.  All notices and other
communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered, if delivered personally, or mailed, if mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, except that notices of changes of address shall be effective upon receipt):

                 (a)      if to CSI or Merger Subsidiary:

                          Cardiac Science, Inc.
                          8 Hammond Drive, Suite 111
                          Irvine, California 92718

                          Attention: Chief Executive Officer

                          with copies to:

                          Breslow & Walker, LLP
                          767 Third Avenue
                          New York, New York  10017

                          Attention: Howard S. Breslow, Esq.

                 (b)      if to IPS:

                          c/o Raymond W. Cohen
                          1026 Timberline Lane
                          Cowan Heights, California 92705

                          Attention:  Chief Executive Officer

                          with a copy to:

                          Jones Day Reavis & Pogue
                          555 West Fifth Street
                          Suite 4600
                          Los Angeles, CA 90013

                          Attention: Shivbar S. Grewal, Esq.

        10.2 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses regardless of a termination of this Agreement or the failure to consummate the Merger, to wit
-CSI and the Merger Subsidiary shall bear all of their expenses in connection with the Merger; IPS shall bear any legal expenses involved with corporate house cleaning of IPS; and Cohen shall bear all legal expenses in connection with the Merger of the Merging Subsidiary into IPS.

        10.3     Headings.  The headings or captions
contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        10.4 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by virtue of any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the maximum extent possible.

        10.5     Entire Agreement; No Third-Party
Beneficiaries. This Agreement constitutes the entire agreement and supersedes any and all other prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. Except as otherwise expressly provided herein, this Agreement is not intended to confer upon any other person any rights or remedies hereunder.

        10.6     Governing Law.  This Agreement shall be
governed by, and construed in accordance with, the laws of the State of Nevada.

        10.7     Counterparts.  This Agreement may be
executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which together shall constitute one and the same agreement.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

CARDIAC SCIENCE, INC.

By:
        J. Donald Hill, Director


CSI MERGING CORPORATION

By:
        J. Donald Hill, President


INNOVATIVE PHYSICIANS SERVICES, INC.

By:
        Raymond W. Cohen



RAYMOND W. COHEN

                                                           Exhibit B
                           PROMISSORY NOTE



ONE HUNDRED THOUSAND DOLLARS
$100,000                                               April 9, 1997



        FOR VALUE RECEIVED, the undersigned,
Cardiac Science, Inc., a Delaware corporation with an address at 8 Hammond Drive, Suite 111, Irvine, California 92718 ("Maker"), promises to pay to the order of Raymond Cohen ("Holder"), at 1026 Timberline Lane, Cowen
Heights, California 92705 (or at such other place as may be designated by Holder), the principal sum of One Hundred Thousand Dollars ($100,000), in lawful money of the United States of America. The principal of this Note shall be due and payable in eighteen (18) equal consecutive monthly installments commencing upon the earlier of (i) April 9, 1999, or (ii) the completion of an equity financing of the Maker of not less than $2,000,000 of gross proceeds. This Note shall not bear interest.

        Maker agrees to pay all expenses of Holder in collecting this Note, including, without limitation, attorneys' fees and expenses. The interpretation of this instrument and the rights and remedies of the parties hereto shall be governed by the internal laws of the State of California.

        Maker hereby agrees and consents to the jurisdiction of the State and Federal courts sitting in the State of California in any action or proceeding arising out of or connected in any way with this Note, and consents and agrees that service of process in any such action or proceeding will be sufficient if mailed to the address provided above (or to such other address as Maker hereafter may designate to Holder by a writing delivered to Holder) by certified mail, return receipt requested. Maker further agrees to the invocation of said jurisdiction by service of process in any other manner authorized by law.

        Maker may prepay the principal sum in whole or in part, without penalty at any time, including all interest accrued thereon to the date of payment.

        Maker hereby waives presentment, trial by jury, notice of non-payment, protest, notice of protest and notice of dishonor.



CARDIAC SCIENCE, INC.

By:
    J. Donald Hill, Director

                                                           Exhibit C
                     CERTIFICATE OF DESIGNATION

                                 of

                SERIES A CONVERTIBLE PREFERRED STOCK

                                 of

                        CARDIAC SCIENCE, INC.


(Pursuant to Section 151 of the
Delaware General Corporation Law)
                ____________________________________

        Cardiac Science, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Section 151 of the General Corporation Law at a meeting duly called and held on March 27, 1997:

        RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (the "Board") in accordance with the provisions of the Certificate of Incorporation, the Board hereby creates a series of preferred stock of the Corporation, par value $.001 per share (the "Preferred Stock"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:

        Section 1. Designation and Amount. The shares of such series shall be designated as "Series A Convertible Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be Five Thousand Seven Hundred Fourteen and Two
Hundred and Eighty-Five One Thousandths (5,714.285).
Such number of shares may be increased or decreased by resolution of the Board; provided, however, no decrease shall reduce the number of shares of Series A Preferred
Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights, or warrants for, or upon the conversion of any outstanding securities issued by the Corporation convertible into, Series A Preferred Stock.

        Section 2.        Dividends.  The Series A Preferred
Stock shall not pay dividends.

        Section 3.        Conversion.

                 (a) Subject to the provisions of Section 3(c) below, the holder of any share or shares of Series A Preferred Stock shall have the right at any time, and from time to time, at such holder's option, without the payment of any additional consideration, to convert each and any share of Series A Preferred Stock held by such holder into 1,000 fully paid and non-assessable shares of common stock of the Corporation, $0.001 par value per share (the "Common Stock"). Each conversion shall be effected by surrendering to the Corporation the stock certificate or certificates for the Series A Preferred Stock to be converted, accompanied by a written notice of such holder's election to convert his share(s) of Series A Preferred Stock into Common Stock and the number of shares of Series A Preferred Stock to be so converted (the "Conversion Notice"). Upon receipt of such stock certificate or certificates and the Conversion Notice, the Corporation shall issue and deliver to such holder a stock certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled.

                 (b)      Each share of Series A Preferred
Stock automatically shall convert into Common Stock, on the basis set forth herein, upon their being sufficient authorized but unissued shares of Common Stock to allow the conversion of all outstanding shares of Series A
Preferred Stock.

                 (c)      (1)     If, at any time or from time to
time, the Corporation shall declare and pay to the holders of Common Stock a dividend in shares of Common Stock, or the Corporation shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common
Stock, or combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the number of shares of Common Stock into which each share of Series A Preferred Stock shall be convertible pursuant to the provisions hereof shall be adjusted so that the holder of shares of Series A Preferred Stock shall be entitled to receive the number of shares of Common Stock which he would have owned or been entitled to receive after the happening of any of the events described above had the Series A Preferred Stock been converted in full immediately prior to the happening of such event, such adjustment to become effective immediately (i) in the event of a stock dividend, after the opening of business of the day following the record date, and (ii) in the event of a subdivision or combination, the day on which the subdivision or combination becomes effective.

                          (2)     If, at any time or from time to
time after the date on which the Series A Preferred Stock was first issued by the Corporation (the "Issuance Date"), the Corporation shall make or issue, or fix a record date for the determination of holders of shares of Common
Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation, including a distribution of evidence of indebtedness of the Corporation, other than shares of Common Stock, then, and in each such event, provision shall be made by the Corporation so that the holders of shares of Series A Preferred Stock shall receive, upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of those securities of the Corporation that such holders would have received had their shares of Series A Preferred Stock been converted on the date of such event and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by them as aforesaid during such period.

                          (3)     If the shares of Common
Stock issuable upon the conversion of shares of Series A Preferred Stock shall be changed into the same or any different number of shares of any class or any series of any class of capital stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or a stock dividend provided for above, or a merger, consolidation, combination, or other transaction provided for in Section 8 hereof), then, and in each such event, the holder of shares of Series A Preferred Stock shall have the right thereafter to convert such shares of Series A Preferred Stock into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock might have been converted immediately prior to such reorganization, reclassification or change.

                          (4)     After any adjustment pursuant
to this Section 3(c), the Corporation promptly shall prepare a certificate, signed by its President or Chief Financial Officer, setting forth the effect of such adjustment on the holders of Series A Preferred Stock and explaining such adjustment and promptly shall cause such certificate to be delivered to each holder of Series A Preferred Stock.

                 (d)      No fractional shares of Common
Stock shall be issued. Instead, fractional shares of Common Stock otherwise issuable upon conversion shall be rounded to a full share of Common Stock.


        Section 4.        Redemption.

                 (a) If any share(s) of Series A Preferred Stock shall be outstanding on the second anniversary of the Issuance Date, then at any time after such date the holder(s) of such shares of Preferred Stock shall have the right to demand redemption of all of such shares at a price of $175 per share (a "Redemption Demand"). A
Redemption Demand shall be made by giving the Corporation notice (the "Redemption Notice") of such holder's desire to have his shares of Series A Preferred
Stock redeemed, which notice shall indicate the number of shares of Series A Preferred Stock to be redeemed.

                 (b)      Each holder who makes a Redemption
Demand pursuant to this Section 4 shall send to the Corporation the certificates evidencing such holder's shares of Series A Preferred Stock to be redeemed, and the Corporation promptly shall pay the applicable redemption price to such holder. The Corporation shall not be obligated to deliver the redemption price unless the certificate(s) evidencing the Series A Preferred Stock so redeemed are delivered to the Corporation.

        Section \E        Voting Rights.   The holders of
shares of Series A Preferred Stock shall have the following voting rights:

                 (a)      Subject to the provision for
adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. If, at any time, the Corporation shall declare or pay to holders of the Common Stock a dividend in shares of Common Stock, or shall effect a subdivision, combination, or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then, in each such case, the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common
Stock outstanding immediately prior to such event.

                 (b) Except as otherwise provided herein, by law, or in any other Certificate of Designation creating a series of Preferred Stock or any similar stock, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

                 (c)      Except as set forth herein or as
otherwise provided by law, the holders of the Series A
Preferred Stock shall not have the right or power to vote on, and their consent shall not be required for, any corporate action.

        Section WP        Reacquired Shares. Any shares of
Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. Upon their cancellation, all such shares shall become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock, subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, in any other Certificate of Designation creating a series of Preferred Stock or any similar stock, or as otherwise required by law.

        Section 7. Liquidation, Dissolution, or Winding Up. In the event of any liquidation, dissolution, or winding up of the Corporation, the holders of shares of the Series
A Preferred Stock are entitled to receive out of assets of the Corporation available for distribution to stockholders, after satisfaction of indebtedness, but before any distribution of assets is made to holders of Common Stock or to holders of any other class of stock of the Corporation ranking junior to the Series A Preferred Stock upon liquidation, liquidating distributions in the amount of $175 per share. If, upon any liquidation, dissolution, or winding up of the Corporation, the amounts payable with respect to the Series A Preferred Stock or any other shares of stock of the Corporation ranking as to any such distribution on a parity with the Series A Preferred Stock are not paid in full, the holders of the Series A Preferred Stock and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full distributable amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of the Series
A Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation.

        Section 8. Consolidation, Merger, etc. If the Corporation shall enter into any consolidation, merger, combination, or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash, and/or any other property, then, in any such case, the Corporation, as a condition precedent to such transaction, shall cause effective provisions to be made so that each holder of Series A Preferred Stock then outstanding shall have the right, by converting such share(s) of Series A Preferred Stock, to acquire the kind and amount of shares of stock, securities, cash, and/or other property receivable upon such consolidation, merger, combination, or other transaction by a holder of the number of shares of Common Stock which might have been acquired upon conversion of such Series A Preferred Stock immediately prior to such consolidation, merger, combination, or other transaction.

        Section 9. Amendment. This Certificate of Designation shall not be amended in any manner which would materially alter or change the powers, preferences, or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

        RESOLVED, FURTHER, that the appropriate
officers of the Corporation hereby are authorized to execute and acknowledge a certificate setting forth these resolutions and to cause such certificate to be filed and recorded, all in accordance with the requirements of Section 151 of the General Corporation Law of the State of Delaware.


        IN WITNESS WHEREOF, this Certificate of
Designation is executed on behalf of the Corporation by its President this 27th day of March, 1997.


 /s/ Raymond Cohen
Raymond Cohen, President